Exhibit 99.1

INNOVATE/PROTECT, INC. AND SUBSIDIARIES

(A Development Stage Company)

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

AS OF JUNE 30, 2012,

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND

FOR THE PERIOD FROM JUNE 8, 2011 (Inception) TO JUNE 30, 2012

TABLE OF CONTENTS

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Consolidated balance sheets	1

Consolidated statements of operations	2

Consolidated statements of stockholders' equity	3

Consolidated statements of cash flows	4

Notes to condensed consolidated financial statements	5 - 12

INNOVATE/PROTECT, INC. AND SUBSIDIARIES
(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

	As of	As of
	June 30, 2012	December 31, 2011
	(Unaudited)

ASSETS

Current Assets
Cash and cash equivalents	$2,570,749	$5,212,142
Prepaid assets	14,089	25,886
Other current assets	5,109	-
Total current assets	2,589,947	5,238,028

Property and Equipment, net	16,517	8,006

Other Assets
Intangible assets, net	2,757,059	3,067,592

Total assets	$5,363,523	$8,313,626

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$456,397	$201
Accrued liabilities	585,063	448,264
Current portion, note payable-related party	2,000,000	2,000,000
Total current liabilities	3,041,460	2,448,465

Note payable-related party	1,200,000	1,200,000

Total liabilities	4,241,460	3,648,465

Commitments and Contingencies (See note 8)

Preferred Stock, Series A Convertible, $.0001 par value;
liquidation value $1,250 per share; 6,968 shares authorized
and issued; 6,673 and 6,968 outstanding at June 30, 2012
and December 31, 2011, respectively	1,723,795	1,800,000

Stockholders' Equity
Common Stock, $.0001 par value; 100,000,000 shares authorized;
5,919,661 and 5,624,661 shares issued and outstanding	593	563
at June 30, 2012 and December 31, 2011, respectively
Additional paid-in capital	5,863,466	5,618,780
Deficit accumulated during the development stage	(6,465,791)	(2,754,182)
Total stockholders' equity (deficit)	(601,732)	2,865,161

Total liabilities and stockholders' equity	$5,363,523	$8,313,626

The accompanying notes form an integral part of these consolidated financial statements.

1

INNOVATE/PROTECT, INC. AND SUBSIDIARIES
(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
		Period from
	For the Six	June 8, 2011
	Months Ended	(Inception) to
	June 30, 2012	June 30, 2012

Revenue	$-	$-

Operating Expenses
Legal	2,124,273	3,226,373
Compensation	871,505	1,868,418
Amortization and depreciation	312,836	641,114
General and administrative	395,635	608,827
Startup and capital acquisition costs	-	105,971
Total operating expenses	3,704,249	6,450,703

Loss from operations	(3,704,249)	(6,450,703)

Other Expense
Interest expense	(7,360)	(15,088)

Net loss	$(3,711,609)	$(6,465,791)

Basic and dilutive
Weighted Average Common Shares Outstanding	4,587,764	3,640,517
Loss per share	$(0.81)	$(1.78)

 The accompanying notes form an integral part of these consolidated financial statements.

2

INNOVATE/PROTECT, INC. AND SUBSIDIARIES
(A Development Stage Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

			Deficit Accumulated
		Additional	During the	Total
	Common Stock	Paid-in Capital	Development Stage	Stockholders' Equity (Deficit)

Balance, June 8, 2011 (Inception)	$-	$-	$-	$-

Issuance of common stock	563	5,144,662	-	5,145,225

Stock-based compensation	-	474,118	-	474,118

Net loss from inception through December 31, 2011	-	-	(2,754,182)	(2,754,182)

Balance, December 31, 2011	$563	$5,618,780	$(2,754,182)	$2,865,161

Conversion of Series A preferred stock to common stock	30	76,176	-	76,206

Stock-based compensation	-	168,510	-	168,510

Net loss for the six months ended June 30, 2012	-	-	(3,711,609)	(3,711,609)

Balance, June 30, 2012 (Unaudited)	$593	$5,863,466	$(6,465,791)	$(601,732)

The accompanying notes form an integral part of these consolidated financial statements.

3

INNOVATE/PROTECT, INC. AND SUBSIDIARIES
(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
		Period from
	For the Six	June 8, 2011
	Months Ended	(Inception) to
	June 30, 2012	June 30, 2012

Cash Flows From Operating Activities
Net loss	$(3,711,609)	$(6,465,791)
Adjustments to reconcile net loss to net cash
used in operating activities - noncash expenses:
Amortization and depreciation	312,836	641,114
Stock-based compensation expense	168,510	642,628
(Increase) decrease in prepaid assets	11,797	(14,089)
Increase in other current assets	(5,109)	(5,109)
Increase in accounts payable and accrued liabilities	592,996	1,041,461

Net cash used in operating activities	(2,630,579)	(4,159,786)

Cash Flows From Investing Activities
Purchase of intangible assets	-	(3,395,187)
Purchase of fixed assets	(10,814)	(19,503)

Net cash used in investing activities	(10,814)	(3,414,690)

Cash Flows From Financing Activities
Proceeds from note payable	-	3,200,000
Proceeds from issuance of preferred stock	-	1,800,000
Proceeds from issuance of common stock	-	5,145,225

Net cash provided by financing activities	-	10,145,225

Increase (decrease) in cash and cash equivalents	(2,641,393)	2,570,749

Cash and Cash Equivalents Balance, beginning of period	5,212,142	-

Cash and Cash Equivalents Balance, end of period	$2,570,749	$2,570,749

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$7,360	$15,088

Noncash investing and financing activities
Conversion of Series A preferred stock to common stock	$76,176	$-

The accompanying notes form an integral part of these consolidated financial statements.

4

INNOVATE/PROTECT, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 1. Nature of Business and Basis of Presentation

Nature of business: Innovate/Protect, Inc. ("I/P," "the Company") was incorporated under the laws of the state of Delaware on June 8, 2011 ("Inception"), as Labrador Search Corporation. On September 6, 2011, Labrador Search Corporation changed its name to Innovate/Protect, Inc. I/P is a holding company, which, at June 30, 2012, owned 100% of the issued and outstanding common stock of I/P Engine, Inc. ("I/P Engine") and I/P Labs, Inc. ("I/P Labs" and together with I/P Engine, the "Subsidiaries"). I/P Engine was incorporated in Virginia on June 14, 2011, as Smart Search Labs, Inc. Smart Search Labs Inc. changed its name to I/P Engine, Inc. on September 9, 2011. I/P Engine operates for the purpose of realizing economic benefits from a collection of patents related to search engine technology. I/P Labs was incorporated in Delaware on June 8, 2011 as Scottish Terrier Capital, Inc. and changed its name to I/P Labs, Inc. on September 9, 2011. I/P Labs, Inc. operates to acquire or develop other patented technologies or intellectual property. I/P's principal offices are located in New York City.

On March 12, 2012, the Company, Vringo, Inc. ("Vringo"), and VIP Merger Sub, Inc., ("Merger Sub") a wholly-owned subsidiary of Vringo, entered into a Merger Agreement (as may be amended or modified, the "Merger Agreement"), pursuant to which the Company will merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of Vringo (the "Merger"). The board of directors of I/P unanimously approved the Merger Agreement and the Merger. In addition, the board of directors of Vringo unanimously approved the Merger Agreement and the Merger. The merger closed on July 19, 2012. Refer to Note 9 for more information regarding this event.

On July 19, 2012, upon completion of the Merger (i) 6,169,661 shares common stock of I/P, par value $0.0001 per share were exchanged for 18,617,569, shares of the Vringo’s common stock, par value $0.01, per share and (ii) all outstanding shares of Series A Convertible Preferred Stock of I/P, par value $0.0001 per share were exchanged for 6,673 shares of Vringo’s Series A Convertible Preferred Stock, which shares are convertible into 20,136,445 shares of common stock of Vringo. In addition, Vringo issued to the holders of I/P capital stock, an aggregate of 15,959,838 warrants to purchase an aggregate of 15,959,838 shares of Vringo’s common stock with an exercise price of $1.76 per share. In addition, each outstanding and unexercised option to purchase I/P common stock, whether vested or unvested was converted into 41,178 options to purchase Vringo’s common stock. Immediately following the completion of the Merger, the former stockholders of I/P own approximately 55.04% of the outstanding common stock of the combined company, and Vringo’s stockholders prior to the Merger own approximately 44.96% of the outstanding common stock of the combined company. On a fully diluted basis, the former stockholders of I/P own approximately 67.61% of the outstanding common stock of the combined company, and Vringo’s stockholders prior to the Merger own approximately 32.39% of the outstanding common stock of the combined company.

5

INNOVATE/PROTECT, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 1. Nature of Business and Basis of Presentation (continued)

The accompanying consolidated financial statements and related notes should be read in conjunction with our consolidated financial statements and related notes for the year ended December 31, 2011 ("2011"). The consolidated financial statements have been prepared in accordance with the rules and regulations of the SEC related to interim financial statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") have been condensed or omitted pursuant to such rules and regulations. The financial information contained herein is unaudited; however, management believes all adjustments have been made that are necessary to present fairly the results for the interim periods. All such adjustments are of a normal and recurring nature. The results of operations for the six-month period ended June 30, 2012 are not necessarily indicative of the results that may be expected for the full fiscal year.

Principles of consolidation: The consolidated financial statements include the accounts of I/P and the Subsidiaries. Unless the context otherwise indicates, the terms "I/P" or the "Company" mean Innovate/Protect, Inc. and its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Estimates and assumptions: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Development stage: The Company is in the development stage and had not generated revenue for the period from inception to June 30, 2012.

Earnings Per Share: Basic loss per share is based on the weighted number of common shares issued and outstanding, and is calculated by dividing net loss attributable to common shareholders by the weighted average shares outstanding during the period. Diluted loss per share is calculated by dividing net loss attributable to common shareholders by the weighted average number of common shares used in the basic earnings per share calculation plus the number of common shares that would be issued assuming conversion of all potentially dilutive securities outstanding. Diluted loss per share is equal to the basic loss per share as all potentially dilutive securities are anti-dilutive in the period presented.

6

INNOVATE/PROTECT, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 1. Nature of Business and Basis of Presentation (continued)

For the six months ended June 30, 2012 and for the period from inception through June 30, 2012, the Company incurred net losses and therefore no common stock equivalents were utilized in the calculation of earnings per share.

At June 30, 2012, the Company excluded the following potentially dilutive securities:

•	Preferred Stock, Series A Convertible, $.0001 par value; liquidation value $1,250 per share; 6,968 shares authorized; 6,673 and 6,968 issued and outstanding at June 30, 2012 and December 31, 2011, respectively.
•	Warrants to purchase 250,000 shares of common stock.
•	Options to purchase 13,646 shares of common stock.
•	936,630 shares of common stock granted, but not vested.

Note 2. Liquidity and Capital Resources, Going Concern

As a development stage company, the Company requires significant amounts of capital to support its operations during the period prior to the commencement of a revenue stream or other liquidity event. As of June 30, 2012 the Company had cash of $2,570,749 and a working capital deficit of $451,513. During the period from inception through June 30, 2012, the Company funded operations from the proceeds of private sales of equity and the private issuance of debt. Because of the nature of the Company's business, capital is required to support the Company's substantial legal costs, as well as its normal operating costs. For the period from inception through June 30, 2012, the Company used $7,574,476 of net cash to fund operating activities and to invest in tangible personal and intangible intellectual property. During the period, the Company borrowed $3,200,000 through the issuance of a promissory note.

There is still substantial doubt as to the ability of the Company to continue operating as a "going concern". Following the completion of the Merger, based on current operating plans, the current resources of the combined company are expected to be sufficient for at least the next twelve months from the balance sheet date. The combined company may need to raise additional funds in connection with any acquisition of patent portfolios or other intellectual property assets that it may pursue. There is no assurance that the combined company will continue to be able to raise the capital or generate revenue necessary to fund ongoing operations at the current level. The accompanying financial statements have been prepared on a “going concern” basis and as such do not include any adjustments that might result from the outcome of this uncertainty.

7

INNOVATE/PROTECT, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 3. Note Payable – Related Party

The Company is obligated under a note payable to Hudson Bay Master Fund, LP ("Hudson Bay") with an outstanding balance of $3,200,000 at June 30, 2012 (the "Hudson Bay Note"). At June 30, 2012, Hudson Bay owned 93% of the outstanding preferred stock of the Company, convertible upon demand to common stock sufficient to control the Company. The Hudson Bay Note accrues interest at 0.46% per annum and matures on June 22, 2014. The Company has granted Hudson Bay a security interest in all tangible and intangible personal property of the Company and its subsidiaries to secure its obligations under the Hudson Bay Note.

Hudson Bay has the option of requiring the Company to redeem up to $2,000,000 aggregate principal of the Hudson Bay Note beginning March 22, 2012. The Hudson Bay Note does not contain any financial statement covenants, however there are standard events of default. In the event of a default, which is not subsequently cured or waived, the interest rate would increase to a rate of 18% per annum. At the option of Hudson Bay and upon notice, the entire unpaid principal balance, together with all accrued interest thereon, would be immediately due and payable. Hudson Bay has the right to require the Company to redeem the Hudson Bay Note in the event of a change of control or in event of default, at a redemption price, pursuant to a formula, of up to 125% of the sum of the portion of the principal amount and any accrued and unpaid interest.

As of June 30, 2012, there were no known conditions of default.

The Company determined there was an embedded derivative since certain redemption options were determined not to be clearly and closely related to the debt host. The Company also determined that the fair value of the embedded derivative was $-0- at June 30, 2012 since the probability of change in control or event of default in the near future is remote. Hudson Bay has agreed that the Company's execution and delivery of the Agreement and Plan of Merger, dated March 12, 2012, with Vringo, Inc., and VIP Merger Sub, Inc. does not constitute a Change of Control (as defined in the Note). The gross amount the Company would have to pay if this redemption option is exercised would be $800,000. Hudson Bay agreed not to exercise its right of redemption until the earlier of (i) any termination of the Merger Agreement pursuant to the terms of the Merger Agreement or (ii) the effective time of the Merger; provided that if the Merger is consummated, and restated and the holder may exercise any and all rights and remedies pursuant to such amended and restated note delivered at the closing of the Merger, including with respect to any optional redemption provisions contained therein.

The Company will evaluate the fair value of the embedded derivative each reporting period and report changes in the fair value as other income (expense), net.

8

INNOVATE/PROTECT, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 4. Series A Convertible Preferred Stock

The Company is authorized to issue up to 10,000,000 shares of preferred stock, par value $0.0001, of which 6,968 shares of preferred stock have been designated as Series A Preferred Stock with such rights and preferences designated in the Company's Certificate of Designations (the "Series A Preferred Stock"). In June 2011, the Company issued 6,968 shares of Series A Preferred Stock to Hudson Bay for $1,800,000 ($258.32 per share). The Series A Preferred Stock has a liquidation preference of $1,250 per share and is otherwise convertible, at the option of the holder, into 6,968,000 shares of common stock at a conversion price of $1 per common share received, subject to adjustment for anti-dilution and other corporate events. The holder of Series A Preferred Stock is entitled to receive such dividends paid and distributions made to holders of common stock and to participate in voting matters on an as converted basis. Shares of Series A Preferred Stock are redeemable by the holder upon the occurrence of certain events as defined in the Series A Preferred Stock Certificate of Designations. The holder has the right to require the Company to redeem the Series A Preferred Stock in the event of a Change of Control or a Triggering Event (as such terms are defined in the Certificate of Designations) at a redemption price, pursuant to a formula, of up to 125% of the Stated Value (i.e., $1,000 per share, subject to adjustment).

The Series A Preferred Stock is classified as mezzanine because certain Triggering Events may occur outside the control of the Company.

During the six-month period ended June 30, 2012, Hudson Bay sold 642 shares of its Series A Preferred Stock to third party investors, and 150 shares of Series A Preferred Stock were converted to 150,000 shares of common stock.

During the six-month period ended June 30, 2012, Hudson Bay converted 145 shares of its Series A Preferred Stock to 145,000 shares of common stock, which were subsequently sold to third party investors.

Note 5. Stock-Based Compensation

In August 2011, the Company adopted its 2011 Equity and Performance Incentive Plan (the "Plan"). The Plan provides for the issuance of stock options and restricted stock to the Company's employees, consultants, directors and advisors. Terminated, expired or forfeited grants may be reissued under the Plan. The number of shares available under the Plan is subject to adjustment for certain changes in the Company's capital structure. As of June 30, 2012, 946,354 shares are available for future grant.

The table below illustrates the grants of common stock and the sales of common stock at less than fair value made from inception to June 30, 2012.

9

INNOVATE/PROTECT, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 5. Stock-Based Compensation (continued)

Grants Of Common Stock and Sales of Common Stock at Less Than Fair Market Value:

Title	Grant, Purchase or Vest Date	Number of Shares	Fair Value at Grant, Purchase or Vest Date	Total Value	Amount Paid for Shares	Total Stock Based Compensation	Compensation Recognized 01/01/12 through 06/30/12	Compensation Recognized Inception through 06/30/12	Compensation Not Vested at 06/30/12
Consultant(1)	6/22/2011	125,000	$0.25832	N/A	$12	N/A	$34,375	$83,445	$135,972
Exec. Officer	6/22/2011	2,115,625	0.25832	$546,508	212	$546,254	40,344	386,673	159,581
Exec. Officer	8/10/2011	625,000	0.25832	161,450	-	161,450	53,792	95,692	65,758
Director	11/07/2011	40,000	3.00	120,000	-	120,000	39,999	51,780	68,220
							$168,510	$617,590	$429,531

 1 - Based on fair value of common stock at $3.30 per share at June 30, 2012, consultant compensation of $135,972 will vest over approximately two years.

The table below illustrates the common stock options granted during the period from inception to June 30, 2012.

Grants of Common Stock Options:

Title	Grant Date	# Shares	Exercise Price	FMV at Grant Date	Total Option Value	Compensation Recognized Inception through 06/30/12	Compensation Not Vested at 06/30/12

Director	11/6/2011	13,646	$3	$1.8341	$25,028	$25,028	$-0-

Note 6. Income Tax

The Company has determined that, based on objective evidence currently available, it is not likely that the deferred tax assets will be realized. Accordingly, the Company has provided a valuation allowance for the full amount of the deferred tax assets at June 30, 2012. There are no amounts of interest or penalties related to tax matters in any the balance sheet account at June 30, 2012. Under current tax law, 2011 net operating losses can be carried forward through the year to end December 31, 2031.

Management does not believe it is exposed to any uncertain tax positions as they are defined within accounting principles. Management does not believe there are tax positions for which it is reasonably possible that there will be a significant increase or decrease in the amounts of unrecognized tax benefits within the next 12 months.

10

INNOVATE/PROTECT, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 7. Lease Obligations

In July 2011, the Company entered into a license agreement with a non-affiliated third party to lease office space in New York City. The license is for a term of two years and five months and requires monthly payments in the amount of $2,152.

In March 2012, the Company entered into a second license agreement with a non-affiliated third party to lease an additional office adjacent to the space leased in the first license agreement. The second license agreement is for approximately two years with the first license agreement. Monthly payments are required in the amount of $1,450.

Estimated occupancy expense for the remaining lease term based upon lease obligations at June 30, 2012 is as follows:

Year	Amount
2012	$21,612
2013	43,224
2014	3,602
$68,438

Note 8. Contingencies

The Company retains the services of law firms that specialize in intellectual property licensing and enforcement and patent law in connection with their licensing and enforcement activities.  These law firms may be retained on an hourly fee, contingent fee, or blended fee basis.  In a contingency fee arrangement, law firms are paid a scaled percentage of any negotiated fees, settlements or judgments awarded, based on how and when the fees, settlements or judgments are obtained.

On September 15, 2011, I/P Engine filed a patent infringement action in the Eastern District of Virginia. The matter involves two patents related to search systems having content and collaborative filters, and alleges that defendants AOL, Inc., Google, Inc., IAC Search & Media, Inc., Gannett Company, Inc. and Target Corporation each infringe both patents at issue. The defendants filed their answers to the complaint on November 14, 2011, and also asserted declaratory judgment counterclaims of non-infringement and invalidity.  On November 28, 2011, all defendants (except AOL, Inc., which asserted no such allegation) amended their counterclaims to remove an allegation of unenforceability.  On December 5, 2011, I/P Engine filed answers to AOL's counterclaims.  On December 9, 2011, I/P Engine filed answers to the counterclaims of the remaining defendants. On February 15, 2012, the Court entered a scheduling order in the case setting the Markman hearing for June 4, 2012 and trial for October 16, 2012. On March 15, 2012, Google submitted a request to the USPTO for ex parte reexamination of U.S. Patent No. 6,314,420, one of the two patents-in-suit. The request was deposited on March 16, 2012 and was assigned Control No. 90/009,991. Innovate/Protect expected Google to seek reexamination and believes this request is a standard and typical tactic used by defendants in patent litigation cases. The filing of a request for reexamination is the first step in a process that ordinarily takes several years. On April 26, 2012, the USPTO vacated Google’s request for ex parte reexamination for failing to follow to the requirements set forth in the USPTO’s regulations.

11

INNOVATE/PROTECT, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 8. Contingencies (continued)

On May 24, 2012, Google submitted their request to the USPTO. This resubmission purports to address the issues identified by the USPTO. On July 18, 2012 the USPTO issued a determination ordering a reexamination. Google’s request has not resulted in any delay of the dates set out in the Court's scheduling order dated February 15, 2012. Discovery has commenced; the parties have served and responded to written discovery requests and have produced documents. Further discovery, including depositions, is expected to occur in the next few months. On July 25, 2012, the parties exchanged expert reports. The Company expects that defendants will make several attempts to avoid trial. At this stage of the litigation, the Company cannot assess the duration, cost or outcome of the infringement action.

On July 30, 2012, I/P Engine and AOL Inc. entered into a partial settlement agreement, which resulted in I/P Engine granting a partial release of AOL as to certain claims raised in the lawsuit in exchange for $100,000. AOL remains a defendant in the proceeding.

On August 2, 2012, I/P Engine and defendants Google and IAC agreed to dismiss the patent infringement claims as to Google Search and IAC’s Ask Sponsored Listings. For the avoidance of doubt, the patent infringement claims being dismissed explicitly excluded, and I/P Engine explicitly reserved and retained all rights and remedies with respect to, any and all other claims asserted in the present litigation including, without limitation, the patent infringement claims as to Google AdWords, Google AdSense for Search, Google AdSense for Mobile Search and AOL’s Search Marketplace.

12

INNOVATE/PROTECT, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 9. Subsequent Events

Subsequent events have been evaluated through August 14, 2012, the date the financial statements were available to be issued.

On July 12, 2012, Hudson Bay exercised in full its warrant to purchase 250,000 the Company's shares of common stock for an aggregate of $250,000 proceeds received by the Company.

On July 19, 2012 (the "Closing Date"), the Company merged with and into VIP Merger (which changed its name to Innovate/Protect, Inc.), a wholly-owned subsidiary of Vringo, pursuant to the Merger Agreement. In connection with the Merger, Vringo issued, as of the Closing Date, securities to the Company's stockholders in exchange for the capital stock owned by the Company's stockholders, as follows: (i) an aggregate of 18,617,569 shares of Vringo's common stock, par value $0.01 per share (the "Common Stock"), (ii) an aggregate of 6,673 shares of Vringo's Series A Preferred Stock, par value $0.01 per share, convertible into an aggregate of 20,136,445 shares of Vringo's Common Stock, with such powers, designations, preferences and other rights as set forth in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock Vringo filed with the Secretary of State of the State of Delaware, (iii) an aggregate of 8,299,116 Series 1 warrants to purchase up to an aggregate 8,299,116 shares of Vringo's Common Stock, with an exercise price of $1.76 per share and expiring on July 19, 2017, and (iv) an aggregate of 7,660,722 Series 2 warrants to purchase up to an aggregate of 7,660,722 shares of Vringo's Common Stock, with an exercise price of $1.76 per share and expiring on July 19, 2017. In addition, Vringo assumed an option to purchase an aggregate of 41,178 shares of Vringo's Common Stock at an exercise price of $0.994 per share, in exchange for the outstanding and unexercised stock option to purchase shares of the Company's common stock.

For accounting purposes, the Merger is treated as a "reverse acquisition" and the Company is considered the accounting acquirer. Accordingly, in future filings of Vringo, the Company will be reflected as the predecessor and acquirer in Vringo's financial statements, which will reflect the historical financial statements of the Company as Vringo's historical financial statements, except for the legal capital which will reflect Vringo's legal capital (common stock).

13